Exhibit 99.5

SEVENTH AMENDMENT TO

AMENDED AND RESTATED

NOTE PURCHASE AGREEMENT

This Seventh Amendment to Amended and Restated Note Purchase Agreement (this “Amendment”), dated as of June 28, 2013, is among UNIFIED GROCERS, INC. (formerly known as Unified Western Grocers, Inc.), a California corporation (the “Company”), the Persons set forth on Schedule 1 attached hereto, which constitute all of the current Noteholders under the Amended and Restated Note Purchase Agreement referred to in Recital A below, and John Hancock Life Insurance Company (U.S.A.), acting in its capacity as collateral agent for the current Noteholders (in such capacity, the “Collateral Agent”).

RECITALS

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated as of January 3, 2006, among the Company, the Collateral Agent and the purchasers named therein (as amended by the Amendment to Note Purchase Agreement and Consent dated as of December 19, 2006, by the Second Amendment to Note Purchase Agreement dated November 7, 2008, by the Third Amendment to Amended and Restated Note Purchase Agreement dated November 3, 2009, by the Fourth Amendment to Amended and Restated Note Purchase Agreement dated June 29, 2012, by the Fifth Amendment to Amended and Restated Note Purchase Agreement dated December 26, 2012, and the Sixth Amendment to Amended and Restated Note Purchase Agreement dated March 27, 2013, and as amended hereby, the “Note Purchase Agreement,” and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Note Purchase Agreement), the Company issued the Notes and the Purchasers purchased the same on the terms and conditions set forth therein.

B. The Company has requested that the Noteholders (a) release their Liens against the Commerce Property and the Dairy Property (each as defined below) in consideration, inter alia, of the payment to the Noteholders of a prepayment of $50,000,000 in principal amount of the Notes (as set forth herein) along with accrued interest and the applicable Make-Whole Amount, and (b) agree to certain other amendments to the Note Purchase Agreement. The parties have agreed to effect the above-referenced transactions and amend the Note Purchase Agreement on the terms set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	PREPAYMENT OF CERTAIN NOTES AND RELEASE OF CERTAIN COLLATERAL; SUBSIDIARY GUARANTORS

§1.1 Prepayment. The parties agree that, subject to the terms and conditions set forth herein, the Company shall make a prepayment to the Noteholders, pursuant to Section 6.2 of the Note Purchase Agreement, of $50,000,000 in principal amount of the Notes on or before June 28, 2013 (the “Prepayment”). The Prepayment shall be applied, first, to the payment of all outstanding principal under the Tranche C Notes, which on the date hereof is $25,000,000, and will repay the Tranche C Notes in full. The balance of the Prepayment shall be applied to the outstanding principal balance of the Tranche B Notes and shall be applied in satisfaction of remaining required payments of principal of the Tranche B Notes on a pro rata basis. Pursuant to the Note Purchase Agreement, the Company shall also at such time pay all accrued and unpaid interest on the Prepayment and, subject to the Company’s review and approval of the calculation thereof, shall pay the applicable Make-Whole Amount. The foregoing payment shall be made by a wire transfer of immediately available funds. If any additional interest on the Notes is due for the Fiscal Quarter ended June 29, 2013 pursuant to Section 1.6C of the Note Purchase Agreement, such interest shall be paid for both the prepaid Tranche B Notes and prepaid Tranche C Notes promptly after the amount thereof is determined and is being paid for the Tranche A Notes and the remaining outstanding Tranche B Notes.

§1.2 Release of Collateral. Concurrently with the payment of the Prepayment and the other amounts required by Section 1.1, the Collateral Agent shall release the Liens of the Noteholders on the Commerce Property and the Dairy Property (and the Noteholders hereby authorize and direct the Collateral Agent to do so). Without limiting the foregoing, the Collateral Agent agrees to execute and record a partial reconveyance to the Amended and Restated Deed of Trust with Assignment of Rents and Fixture Filing (Los Angeles County, California) dated as of January 3, 2006, recorded in Los Angeles County as Instrument No. 06-0034903 (the “Deed of Trust”), which shall reconvey the properties listed on Schedule A-1 (the “Dairy Property”) and Schedule A-2 (the “Commerce Property”) from Exhibit A thereto. The street addresses of the Dairy Property are 3608, 3609, 3614 and 3617 10th Avenue and 3626, 3629 and 3640 11th Avenue, Los Angeles, California 90018 (the “Dairy Property Street Addresses”) and the street address of the Commerce Property is 5300 Sheila Street, Commerce, CA 90040 (the “Commerce Property Street Address”). Each of the Debt Documents is hereby amended to delete any and all reference to the Commerce Property, the Commerce Property Street Address, the Dairy Property, and any and all of the Dairy Property Street Addresses. The Collateral Agent further agrees to file such other documents at Company’s sole expense, as Company may reasonably request to effectuate the provisions of this Section 1.2. The parties agree that the release of the Liens on said Collateral shall not in any way effect a release of any other Collateral or obligate the Noteholders to release any other Collateral at a later date.

§1.3 Dissolution of SavMax Foods, Inc. The Company represents and warrants to the Noteholders that Subsidiary Guarantor Sav Max Foods, Inc. (“SMF”), which is currently a Subsidiary Guarantor, has had no business operations since January 1, 2012. Notwithstanding any other provision of the Debt Documents to the contrary, SMF may be dissolved and wound up.

§1.4 Unified International, Inc. as Subsidiary Guarantor. The Company and Unified International, Inc. (“UFI”), a Subsidiary of the Company, agree that UFI meets the criteria of the Note Purchase Agreement to be required to be a Subsidiary Guarantor and hereby agree that UFI is a Subsidiary Guarantor. UFI shall promptly execute a Subsidiary Guaranty Agreement and a Subsidiary Security Agreement in the form of such agreements executed by the other Subsidiary Guarantors.

§1.5 Mortgagee Agreements. The Collateral Agent agrees to execute a Mortgagee Agreement in form and substance acceptable to the Collateral Agent and Wells Fargo Bank, N.A., with respect to all remaining properties subject to the Deeds of Trust.

SECTION 2.	AMENDMENTS TO THE NOTE PURCHASE AGREEMENT

Effective on the effective date of this Amendment, the Note Purchase Agreement is amended as follows:

(A) The first two sentences of Section 1.6(b) of the Note Purchase Agreement are amended to read as follows:

From the Closing Date through June 30, 2013, the Tranche A Notes shall bear interest at a fixed rate of 7.157% per annum (as such rate may have been or may be temporarily adjusted for any Fiscal Quarter pursuant to Sections 1.6B and 1.6C hereof). From July 1, 2013 to the New Notes Maturity Date, the Tranche A Notes shall bear interest at the fixed rate of 7.907% per annum (and the Tranche A Notes are hereby amended accordingly). From the Closing Date through June 30, 2013, the Tranche B Notes shall bear interest at a fixed rate of 6.421% per annum (as such rate may have been or may be temporarily adjusted for any Fiscal Quarter pursuant to Sections 1.6B and 1.6C hereof). From July 1, 2013 to the New Notes Maturity Date, the Tranche B Notes shall bear interest at the fixed rate of 7.171% per annum (and the Tranche B Notes are hereby amended accordingly). The foregoing provisions shall have no effect on the amounts of additional interest that are or may be due for any relevant Fiscal Quarter under Section 1.6C, which shall be paid promptly in accordance with the terms of said section (and for purposes of Section 1.6C, the parties shall continue to use Consolidated EBITDAP notwithstanding the amendment to such definition herein). In calculating any Make-Whole Amount with respect to any prepayment under Section 6.2 hereof, such calculation shall not include any increase in the interest rate of the Notes occurring after June 30, 2013.

(B) For the July 1, 2013 Installment Date, the Tranche B Amortization Payment in Section 1.6(c)(v) of the Note Purchase Agreement is changed to “$264,943.50.” As of the August 1, 2013 Installment Date and all Installment Dates thereafter, the Tranche B Amortization Payment in Section 1.6(c)(v) of the Note Purchase Agreement is changed to “$170,791.45.”

(C) Section 8.6(a)(ii) of the Note Purchase Agreement is amended to read as follows:

(ii) (a) the Operating Line of Credit in an aggregate principal amount not to exceed $302,500,000, and (b) plus an additional credit facility (which may, but need not, be a part of the Operating Line of Credit which would increase the foregoing cap to $343,390,000) and any replacement or refinancing thereof, in the principal amount of up to $40,890,000.

(D) Section 8.6(a) of the Note Purchase Agreement is amended to delete the word “and” after Section 8.6(a)(vi), renumber Section 8.6(a)(vii) as Section 8.6(a)(ix) and add new Sections 8.6(a)(vii) and (viii) to read as follows:

(vii) Indebtedness of the Company or any Subsidiary in respect of any swap or hedging agreement entered into in the ordinary course of business and not for speculative purposes;

(viii) Indebtedness of the Company or any Subsidiary incurred in respect of credit cards (including commercial cards (including so-called “purchase cards,” “procurement cards” or “p-cards”)), credit card processing services, debit cards stored value cards, treasury, depository, return items, overdraft, controlled disbursement, merchant store value cards, e-payables services, electronic funds transfer, interstate depository network, automatic clearing house transfer (including the Automated Clearing House processing of electronic funds transfers through the direct Federal Reserve Fedline system) and other cash management arrangements, in each case incurred in the ordinary course of business; and

(E) The first sentence of Section 8.6(b) of the Note Purchase Agreement is amended to read as follows:

The Company shall not permit Consolidated Adjusted Indebtedness to exceed 65% of the sum of Consolidated Adjusted Indebtedness and Consolidated Tangible Net Worth beginning with the third Fiscal Quarter of the 2013 Fiscal Year and at all times thereafter.

(F) Section 8.6(c) of the Note Purchase Agreement is amended to read: “[Intentionally Left Blank]”.

(G) Section 8.6(d) of the Note Purchase Agreement is amended to read as follows:

(d) Fixed Charge Coverage. The Company will not permit as of the last day of any Fiscal Quarter, for the period consisting of the consecutive four fiscal quarters then ended, the ratio of (i) Consolidated EBITDA to (ii) Fixed Charges to be less than 1.15 to 1.00 for the third and fourth Fiscal Quarters of the 2013 Fiscal Year, 1.20 to 1.00 for each Fiscal Quarter in the 2014 Fiscal Year, and 1.25 to 1.00 for all Fiscal Quarters thereafter.

(H) Section 8.6(e) of the Note Purchase Agreement is amended to read: “[Intentionally Left Blank]”.

(I) Section 8.6(k) of the Note Purchase Agreement is amended to read: “[Intentionally Left Blank]”.

(J) The paragraph at the end of Section 8.6 of the Note Purchase Agreement is hereby deleted.

(K) In the Glossary to Note Purchase Agreement, the following terms are amended to read as follows:

“Consolidated Adjusted Indebtedness” means, as of any date of determination, (and without duplication), (a) the consolidated Indebtedness of the Company on such date, including any Indebtedness constituting borrowed money from Subsidiaries that are not Subsidiary Guarantors, minus (b) Indebtedness in respect of Subordinated Redemption Notes, minus (c) the Make-Whole Amount for the Prepayment, minus (d) Indebtedness constituting borrowed money of the Financing Subsidiaries which has not been guarantied by the Company, and minus (e) Indebtedness constituting borrowed money of the Insurance Subsidiaries which has not been guarantied by the Company.

“Consolidated EBITDA” (formerly Consolidated EBITDAP) means, as measured at any date of determination, for any period, an amount equal to the sum of (a) Consolidated Net Income (before extraordinary non-cash items and non-cash items in respect of discontinued operations), and to the extent and only to the extent such of the following amounts were deducted in the calculation of Consolidated Net Income, plus (b) Interest Expense, plus (c) provisions for income taxes, plus (d) depreciation, plus (e) amortization, plus (f) other non-cash expenses in an aggregate amount not to exceed $16,500,000, plus (g) losses for loans or other extensions of credit which were made on or prior to the date hereof associated with extensions of credit made to PRM Family Holdings, LLC, a Delaware limited liability company, and its affiliates, plus (h) the Make-Whole Amount for the Prepayment, and plus (i) Consolidated Lease Expenses. Consolidated EBITDA shall be adjusted on a pro forma basis to reflect an acquisition or disposition of assets involving consideration in excess of $10,000,000 that occurs after the Closing Date, for the entirety of the applicable period.

“Consolidated Lease Expenses” means, for each fiscal period, the lease expenses for the Company and its Subsidiaries for such fiscal period pursuant to GAAP with respect to all leases to which the Company or any of its Subsidiaries are a party as a tenant or lessee and which leases are not (a) Capital Leases, (b) leases for office equipment, or (c) leases that have a lease term (including all possible extensions of the expiration date thereof pursuant to the provisions thereof) of six (6) months or less. In addition, the Company may deduct from Consolidated Lease Expenses for any fiscal period, on the following basis, the rent it receives, or is paid on its behalf to the landlord, during such fiscal period from subleases by it as the sublandlord of leased real property sites (the “Subleases”) covered in the calculations of Consolidated Lease Expenses as long as, at the end of such fiscal period, no Default or Event of Default exists; and provided, however, that if there is an existing payment default of any Sublease (or there would be a payment default except for any waiver or amendment by the Company or any Subsidiaries), all payments (if any) received pursuant to such Sublease shall be excluded. Furthermore, if there is a default under any of the Subleases and the Company or any of its Subsidiaries is required under GAAP utilized by it to take (and does take) a reserve against such default and such reserve is included as an expense or payment in the calculation of Consolidated Lease Expenses, then such reserve(s) may be deducted from Consolidated Lease Expenses as long as the reserve(s) remain in effect.

“Fixed Charges” means, as of each date of determination, the sum of (a) Interest Charges for the twelve-month period ending on that date (but without counting (i) any noncash interest expense associated with fee amortization, (ii) any noncash interest expense relating to lease reserves, and (iii) any other noncash interest expense), (b) the amount of all scheduled payments of principal in respect of Indebtedness (excluding Indebtedness of Financing Subsidiaries and Insurance Subsidiaries) during the twelve-month period prior to that date, provided that the amount calculated in this clause (b) shall exclude all unscheduled payments of principal for revolving credit loans (but not any term loans, which shall be included) in respect of the Operating Line of Credit extended to the Company, (c) Consolidated Lease Expenses for the twelve-month period ending on such date, and (d) the amount of all scheduled liabilities of the obligor under any Guaranty relating to a lease or borrowed money with respect to which the Company has made any payment under such Guaranty.

“Operating Line of Credit” means any Indebtedness outstanding under (a) the Wells Fargo Revolving Credit Agreement, and (b) any credit facility in substitution for the Wells Fargo Revolving Credit Agreement or any subsequent credit facility provided that the provisions thereof do not cause or result in the occurrence of an Event of Default hereunder.

“Wells Fargo Revolving Credit Agreement” means that certain Amended and Restated Credit Agreement, dated on or about June 28, 2013, among the Company, Wells Fargo Bank, National Association, as Agent, and the lenders party thereto as amended, restated, supplemented or otherwise modified from time to time.

(L) In the definition of Consolidated Tangible Net Worth in the Glossary to the Note Purchase Agreement, the words “and plus” at the end of clause (g) are replaced by the word “plus”, the period is deleted from the end of clause (h) and the words “and plus” are inserted therein, and a new clause (i) is added to read as follows:

(i) the net change to retained earnings due solely to the payment of the Make-Whole Amount for the Prepayment.

(M) In Schedule 3.10(a) of the Disclosure Schedule of the Note Purchase Agreement, each of the lines (i) “The Dairy Property (Order No. 91057604) attached hereto as Exhibit A-1,” and (ii) “The Commerce Property (Order No. 91057606) attached hereto as Exhibit A-2,” is deleted.

(N) Schedule III of the Note Purchase Agreement is amended to add a line 5. “Unified International, Inc.”

SECTION 3.	AMENDMENT FEE

On the date of the Prepayment (but after giving effect thereto), the Company shall pay to the Collateral Agent by wire transfer of immediately available funds, for the ratable benefit of the Noteholders, an amendment fee equal to 0.50% of the outstanding principal balance of the Notes after giving effect to the Prepayment (the “Fee”). The Fee shall be fully earned and nonrefundable on the date of payment.

SECTION 4.	CONDITIONS TO EFFECTIVENESS.

This Amendment shall become effective subject to the payment to be made as set forth above and the fulfillment to the reasonable satisfaction of the Collateral Agent on the date hereof of the following conditions:

§4.1 Representations and Warranties. The representations and warranties of the Company in the this Amendment shall be correct.

§4.2 No Default. After giving effect to the provisions of the Amendment, no Default or Event of Default shall have occurred and be continuing.

§4.3 UG Officer’s Certificate. The Company shall have delivered to the Collateral Agent an Officer’s Certificate, dated the date hereof, certifying (i) that the conditions specified in Sections 4.1 and 4.2 have been fulfilled, (ii) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Amendment, (iii) a complete and current set of the charter documents of the Company has been delivered to the Collateral Agent, and (iv) the incumbency and specimen signatures of the persons authorized to execute this Amendment.

§4.4 UFI Officer’s Certificate. UFI shall have delivered to the Collateral Agent an Officer’s Certificate, dated the date hereof, certifying (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the UFI Subsidiary Guaranty Agreement and UFI Subsidiary Security Agreement, (ii) a complete and current set of the charter documents of UFI has been delivered to the Collateral Agent, and (iii) the incumbency and specimen signatures of the persons authorized to execute documents on behalf of UFI in connection with this Amendment.

§4.5 Wells Fargo Line of Credit. The Wells Fargo Revolving Credit Agreement shall have closed.

§4.6 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by the this Amendment and all documents and instruments incident to the transactions contemplated hereby shall be reasonably satisfactory to the Collateral Agent.

§4.7 No Material Adverse Change. There shall not have occurred any Material Adverse Effect, as reasonably determined by the Noteholders, since March 31, 2013.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF COMPANY

In order to induce the Noteholders to enter into this Amendment and consummate all of the transactions contemplated thereby, the Company and each Subsidiary Guarantor, for itself alone and not for any other entity, as applicable, represents and warrants as of the date hereof that:

§5.1 Existing Representations and Warranties True and Correct. All of the representations and warranties made by the Company set forth in Sections 3.1, 3.2, 3.4(c), 3.4(e), 3.8, 3.9, 3.10(a), 3.10(c), 3.11, 3.12(a), 3.12(b) (provided that it is understood that the reference to “Plan” in the first sentence of such Section 3.12(b) shall be deemed to refer to each Plan other than Multi-employer Plans), 3.12(e) (provided that the reference in Section 3.12(e) to “the Company’s most recently ended Fiscal Year” shall be deemed to be a reference to “the Company’s Fiscal Year ended October 1, 2012” and the reference in Section 3.12(e) to “Note 13 to the Company’s Financial Statements for the Fiscal Year ended September 27, 2008” shall be deemed to be a reference to “Note 12 to the Company’s Financial Statements for the Fiscal Year ended October 1, 2012”), 3.15, the second sentence of Section 3.16, 3.17, 3.19, 3.20, 3.26 and 3.27 of the Note Purchase Agreement, as modified by relevant Items set forth in disclosure Schedule 2 to the Note Purchase Agreement (provided that to the extent any such Items are modified as set forth in Schedule 2 hereto, then the Items referenced in the representations and warranties above shall be deemed to be a reference to such Items as modified in the manner set forth in Schedule 2 hereto; and provided further, that the representations and warranties shall not be deemed to apply to SMF), are true and correct on and as of the date hereof.

§5.2 No Default. After giving effect to the provisions of the Amendment, no Default or Event of Default shall have occurred and be continuing.

§5.3 Requisite Power. The Company and each Subsidiary Guarantor has the power, authority and legal right to enter into, perform and comply with this Amendment, to carry out the provisions of this Amendment and to consummate the transactions contemplated hereby. All necessary action in respect of the execution, delivery and performance of this Amendment by the Company and each Subsidiary Guarantor, as applicable, has been taken, and the execution, delivery and performance thereof do not require any other consent or approval of any Person.

§5.4 Consents. No consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required on the part of the Company or any Subsidiary Guarantor, as applicable, in connection with the execution, delivery and performance by the Company or any Subsidiary Guarantor, as applicable, of this Amendment.

§5.5 Binding Agreements. This Amendment has been duly executed and delivered by the Company and each Subsidiary Guarantor and constitutes the legal, valid and binding obligations of the Company or such Subsidiary Guarantor, as applicable, enforceable against the Company or such Subsidiary Guarantor, as applicable, in accordance with its or their terms, except as the enforceability hereof or thereof may be affected by bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and principles of equity. The execution, delivery and performance by each Company and each Subsidiary Guarantor of this Amendment do not or will not: (a) contravene such Person’s Articles of Incorporation or Bylaws; (b) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect applicable to such Person; (c) result in a breach of or constitute a default under any contractual obligation of the Company or such Subsidiary Guarantor, as applicable; or (d) result in or require the imposition of any Lien (except as shall be created by the Security Documents) upon or with respect to any of the Assets now owned or hereafter acquired by the Company or any Subsidiary Guarantor except as permitted by the Note Purchase Agreement.

§5.6 No Claims, Etc. Each of the Company and each Subsidiary Guarantor has no existing claims, counterclaims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Debt Documents or against the Collateral Agent or any of the Noteholders, whether arising out of the Debt Documents or otherwise.

SECTION 6.	REAFFIRMATION OF DEBT DOCUMENTS

The Company hereby affirms and agrees that: (a) its execution and delivery of, and the performance of its obligations under, this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of its obligations or the rights of the Collateral Agent or the Noteholders under the Note Purchase Agreement and the other Debt Documents, except as expressly set forth herein, (b) to the extent not expressly amended hereby, the Note Purchase Agreement and the other Debt Documents remain in full force and effect, and (c) to the extent not expressly amended hereby or previously released by the Collateral Agent, the Security Documents continue to constitute a first priority perfected Lien upon the Real Property and the Personal Property as security for the Obligations of the Company under the Note Purchase Agreement as amended hereby, subject in each case to any Liens or other matters expressly permitted by the Note Purchase Agreement.

SECTION 7.	CONSENT OF SUBSIDIARY GUARANTORS

Each Subsidiary Guarantor, by acknowledging and agreeing to this Amendment as provided by its signature below, hereby consents to this Amendment, and agrees that (a) the execution and delivery by the Company of, and the performance of its obligations under, this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of such Subsidiary Guarantor or the rights of Noteholders under any provisions of the Subsidiary Guaranties or the Subsidiary Security Agreements, and (b) the Subsidiary Guaranties and the Subsidiary Security Agreements remain in full force and effect, and such Subsidiary Guarantor has no defenses or offsets to any of its obligations thereunder.

SECTION 8.	MISCELLANEOUS

(a) On and after the date effective hereof, each reference in the Agreement to “this Agreement,” hereunder,” hereof,” “herein,” or words of like import, and each such reference in the Debt Documents or any of the Notes, shall mean and be a reference to the Agreement as amended hereby.

(b) The Company acknowledges that pursuant to Section 13.1 of the Agreement, the Company is obligated to pay or reimburse the Noteholders for all amounts covered by such section which relate in any way to this Amendment, and such amounts shall not be included in, nor shall they be deducted from, the Fee.

(c) This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(d) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or be given any substantive effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

UNIFIED GROCERS, INC., a California corporation

By:	/s/ Christine Neal

Name:	Christine Neal

Title:	Senior Vice President Finance and Treasurer

GROCERS DEVELOPMENT CENTER, INC., a California corporation, as a Subsidiary Guarantor (for purposes of sections 5 and 7 only)

By:	/s/ Christine Neal

Name:	Christine Neal

Title:	Secretary and Treasurer

CROWN GROCERS, INC., a California corporation, as a Subsidiary Guarantor (for purposes of sections 5 and 7 only)

By:	/s/ Christine Neal

Name:	Christine Neal

Title:	Treasurer and Assistant Secretary

UNIFIED INTERNATIONAL, INC., a Delaware corporation, as a Subsidiary Guarantor (for purposes of sections 5 and 7 only)

By:	/s/ Christine Neal

Name:	Christine Neal

Title:	Treasurer and Assistant Secretary

MARKET CENTRE (formerly known as GROCERS SPECIALTY COMPANY), a California corporation, as a Subsidiary Guarantor (for purposes of sections 5 and 7 only)

By:	/s/ Christine Neal

Name:	Christine Neal

Title:	Treasurer and Assistant Secretary

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), as Collateral Agent and as a Noteholder

By:	/s/ Adam Wise

Name:	Adam Wise

Title:	Managing Director

JOHN HANCOCK LIFE & HEALTH INSURANCE COMPANY, as a Noteholder

By:	/s/ Adam Wise

Name:	Adam Wise

Title:	Managing Director

JPMORGAN CHASE BANK, not individually but solely in its capacity as Directed Trustee for the SBC Master Pension Trust, as a Noteholder

By:	/s/ Jacqueline M. Savage

Name:	Jacqueline M. Savage

Title:	Attorney-In-Fact

List of Schedules and Exhibits

Schedule 1	List of Noteholders
Schedule 2	Disclosure Exceptions

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